UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

August 28, 2009

China Pharma Holdings, Inc

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(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-29532	73-1564807
(Commission File Number)	(IRS Employer Identification Number)

2nd Floor, No. 17, Jinpan Road
Haikou, Hainan Province, China
(Address of Principal Executive Offices)

86-898-66811730
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 8.01 Other Events

China Pharma Holdings, Inc. established the Nominating and Compensation Committee (the “Committee”) of the Board of Directors on August 26, 2009. The Committee now consists of the following three independent directors: Yingwen Zhang, Gene Michael Bennett and Baowen Dong.

The Committee is established for the following purposes: to formulate goals and objectives relating to compensation payable to the Company’s Chief Executive Officer (“CEO”) and, in consultation with the CEO, the Company’s other executive officers; to evaluate the performance of the CEO and other executive officers in light of these goals and objectives; to approve and recommend to the Board of Directors for adoption and approval, compensation to be paid to the CEO and other executive officers; to administer the incentive compensation plans of the Company, including stock-based plans (if any); to generally support the Board of Directors in carrying out its overall responsibilities relating to executive compensation; to identify and evaluate individuals qualified to become directors of the Board of Directors; and to recommend director nominees to the Board of Directors for election by the Company’s stockholders (“Stockholders”) at the annual meeting of Stockholders.

The Board of Directors approved the Charter of the Nominating and Compensation Committee (the “Charter”) on August 26, 2009. The Charter is attached hereto as Exhibit 99.1 to this Report and incorporated by reference herein.

ITEM 9.01             Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Title

99.1	Charter of the Nominating and Compensation Committee

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

China Pharma Holdings, Inc.
Date: August 28, 2009

/s/ Zhilin Li
Zhilin Li
President and CEO

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